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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 25, 2004

                         RTI INTERNATIONAL METALS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                     Ohio                                  1-14437                            52-2115953
(State or other jurisdiction of incorporation)     (Commission File Number)        (IRS Employer Identification No.)

                  1000 WARREN AVENUE, NILES, OHIO                      44446
               ------------------------------------                  ----------
             (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code: (330) 544-7700

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) GENERAL



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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 25, 2004, RTI International Metals, Inc. (the "Company") issued a press release reporting the financial results of the Company for the quarter ended September 30, 2004. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) The following exhibit is being furnished pursuant to Item 601 of Regulation S-K and Instruction B.2 to this Form:


Exhibit No.      Description
-----------      -----------
99.1             Press release announcing earnings for the quarter ending
                 September 30, 2004 issued October 25, 2004.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RTI INTERNATIONAL METALS, INC.

                                        By: /s/ Lawrence W. Jacobs
                                            -----------------------------------
                                            Name:  Lawrence W. Jacobs
                                            Title:  Vice President and
                                                    Chief Financial Officer


Date: October 26, 2004


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                                  EXHIBIT INDEX

Number      Description                                   Method of Filing
------      -----------                                   ----------------

99.1        Press release dated October 25, 2004          Filed herewith